SUPPLEMENT DATED AUGUST 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

EMERGING MARKETS DEBT PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Emerging Markets Debt Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the last paragraph is deleted. In the Principal Risks subsection, Non-Diversification Risk is deleted.